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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of EPIC Design Technology, Inc. on Form S-8 of our report dated October 11, 1996, appearing in the Annual Report on Form 10-K of EPIC Design Technology, Inc. for the year ended September 30, 1996.




/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
San Jose, California
December 6, 1996